UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 15, 2012

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive offices)	30313 (Zip Code)

Registrant’s telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2012 (the “Effective Date”), the Compensation Committee of the Board of Directors (the “Compensation Committee”) of The Coca-Cola Company (the “Company”) adopted new form award agreements relating to restricted stock units (“RSUs”) and performance share units (“PSUs”) under The Coca-Cola Company 1989 Restricted Stock Award Plan (the “1989 Restricted Stock Plan”).  Four form award agreements relating to RSUs were adopted to more precisely describe the terms of RSUs, including whether dividend equivalents will be paid during the vesting period and the applicability of vesting provisions upon attaining certain age and service requirements, and to revise certain tax-related provisions. Two form award agreements relating to PSUs were adopted to revise certain tax-related provisions and to clarify terms and conditions.

The adoption of the foregoing form award agreements was approved by the Compensation Committee pursuant to the authority granted to the Compensation Committee under the terms of the 1989 Restricted Stock Plan.  The nature of these actions did not require shareowner approval under the terms of the 1989 Restricted Stock Plan, applicable law or the rules of the New York Stock Exchange.

The foregoing descriptions of the form award agreements are qualified in their entirety by the applicable form award agreement, copies of which are attached hereto as Exhibits 10.1 through 10.6 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)                   Exhibits

10.1    Form of Restricted Stock Unit Agreement in connection with The Coca-Cola Company 1989 Restricted Stock Award Plan, as adopted February 15, 2012

10.2    Form of Restricted Stock Unit Agreement in connection with The Coca-Cola Company 1989 Restricted Stock Award Plan, as adopted February 15, 2012

10.3    Form of Restricted Stock Unit Agreement in connection with The Coca-Cola Company 1989 Restricted Stock Award Plan, as adopted February 15, 2012

10.4    Form of Restricted Stock Unit Agreement in connection with The Coca-Cola Company 1989 Restricted Stock Award Plan, as adopted February 15, 2012

10.5    Form of Restricted Stock Agreement (Performance Share Unit Agreement) in connection with The Coca-Cola Company 1989 Restricted Stock Award Plan, as adopted February 15, 2012

10.6    Form of Restricted Stock Agreement (Performance Share Unit Agreement) for France in connection with The Coca-Cola Company 1989 Restricted Stock Award Plan, as adopted February 15, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY
(REGISTRANT)

Date: February 15, 2012	By:	/s/ Bernhard Goepelt
Bernhard Goepelt
Senior Vice President, General Counsel and
Chief Legal Counsel